PHOENIX ALL-CAP GROWTH FUND
                     A SERIES OF PHOENIX INVESTMENT TRUST 06
       Supplement dated July 28, 2006 to the Prospectus dated May 1, 2006, as supplemented May 1, 2006 and May 22, 2006

  This supplement supersedes the supplement dated July 6, 2006. This supplement adds an additional Principal Investment Strategy and corrects the information related to Portfolio Management contained in the previous supplement.

IMPORTANT NOTICE TO INVESTORS

The Prospectus is amended and supplemented to reflect changes to the portfolio management team of the PHOENIX ALL-CAP GROWTH FUND, as well as changes to the principal investment strategies to reflect the management style of the team members now responsible for the large-cap portion of the fund's portfolio. These changes are effective on July 10, 2006.

PRINCIPAL INVESTMENT STRATEGIES

The Principal Investment Strategies currently appearing in the fund's Prospectus are only applicable to the small-cap portion of the fund's portfolio. The following strategies applicable to the large-cap portion of the fund's portfolio are hereby inserted into the fund's Prospectus as the last four arrowed strategies:

     > With respect to the large-cap portion of the fund's portfolio, the fund invests principally in stocks of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000(R) Growth Index. Because large-cap companies are defined by reference to an index, the market capitalization of companies in which the fund invests using this strategy may vary with market conditions. As of March 31, 2006, the market capitalization range of companies included in the Russell 1000(R) Growth Index was $960 million to $364.6 billion.

     > For large-cap investing, the adviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

     > With respect to the large-cap portion of the fund's portfolio, the adviser seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

     > Large-cap stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the adviser feels a better opportunity is available.


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PORTFOLIO MANAGEMENT

The first three paragraphs under the "Portfolio Management" subheading on page 6 are hereby replaced with the following:

     A team of equity investment professionals is responsible for the day-to-day management of the fund's portfolio. The members of the investment team and their areas of responsibility and expertise are as follows:

     FRAN GILLIN COOLEY. Ms. Cooley has served on the fund's portfolio management team since June 2006 and, with Mr. Couden, is jointly and primarily responsible for large-cap investing. She also serves on the portfolio management team for the Phoenix Earnings Driven Growth Fund, Phoenix Large-Cap Growth Fund and Phoenix Strategic Growth Fund. Ms. Cooley is a Portfolio Manager and Equity Analyst at Engemann (since June 2006) and at Seneca Capital Management, LLC, an affiliate of Engemann. Prior to joining Seneca in 1995, she was in private placements at a San Francisco merchant bank. Ms. Cooley has 12 years of investment experience.

     DOUGLAS COUDEN, CFA. Mr. Couden has served on the fund's portfolio management team since June 2006 and, with Ms. Cooley, is jointly and primarily responsible for large-cap investing. He also serves on the portfolio management team for the Phoenix Earnings Driven Growth Fund, Phoenix Large-Cap Growth Fund and Phoenix Strategic Growth Fund. Mr. Couden is a Senior Portfolio Manager and Director of Equity at Engemann (since June 2006) and at Seneca Capital Management, LLC, an affiliate of Engemann. Prior to joining Seneca in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 12 years of investment experience.

     LOU HOLTZ, CFA. Mr. Holtz has served on the fund's portfolio management team since 2002 and is primarily responsible for small-cap investing. He also serves as co-portfolio manager for the Phoenix Small-Cap Growth Fund and the Phoenix Edge Series Fund--Small-Cap Growth Series. He is a Vice President and Portfolio Manager at Engemann and has been with Engemann since 1996.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 2011/ACGF Changes (v2) (07/06)



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